CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2011
CONTINGENCIES AND COMMITMENTS
22.	CONTINGENCIES AND COMMITMENTS

The Group had the following contingencies and commitments as of December 31, 2011:

Guarantee

On June 28, 2011, the Company's subsidiary, Henan Green, entered into a mutual financial guarantee agreement with Henan Xinye Textile Co., Ltd., a non-related company. Under the agreement, both companies are contingent as guarantor with maximum potential amount of future payment approximately of $4.8 million, plus interest accrued, legal fee, disbursement and any other compensation expense accrued. The guarantee is effective through December 31, 2012.

On October 31, 2011, the Company's subsidiary, Henan Green, entered into a financial guarantee agreement with Zhengzhou Aluminium Industry Co., Ltd., a non-related company, arranged by China Citic Bank. Under the agreement, Henan Green acts as a guarantor for Zhengzhou Aluminium Industry Co., Ltd. Under the agreement, Henan Green is contingent as guarantor with maximum potential amount of future payment approximately $2.4 million, plus interest accrued, legal fee, disbursement and any other compensation expense accrued. The guarantee is effective through September 7, 2014.

On November 4, 2011, the Company's subsidiary, Henan Green, entered into a financial guarantee agreement with Do-Fluoride Chemicals Co., Ltd, a non-related company. Under the agreement, Do-Fluoride Chemicals Co., Ltd is contingent as a guarantor for Zhengzhou Aluminium Industry Co., Ltd with a maximum potential amount of future payment approximately of $4.0 million and Henan Green also agreed to guarantee the future payment of Zhengzhou Aluminium Industry Co., Ltd for Do-Fluoride Chemicals Co., Ltd. The guarantee is effective through November 3, 2013.

The Company believes that Zhengzhou Aluminium Industry Co.Ltd. has expierenced financial difficulties in 2011 and may not be able to perform on either its payments to the bank or its guarantees. If Zhengzhou Aluminium Industry Co. Ltd is unable to repay its debt or guarantee The Company may be required to pay up to $6.4 million related to those debts. No provision has been made in these financial statements for this obligation as the Company has not been called upon to date to perform under its guarantee.

Legal proceedings or claims

As of December 31, 2011 and 2010, the Group’s management has evaluated all such proceedings and claims, and determined that the Group was not subject to any loss contingencies either for legal proceedings or claims. In addition, the management has not become aware of any product liability claims arising during the years ended December 31, 2011 and 2010; therefore, the Group has not recognized a liability for product liability claims.

Employment Agreements

The Company has entered into employment agreements with three executive officers. Annual minimum compensation for the terms of the employment agreements is as follows:

2012	$820,000
Total	$820,000

If an executive’s employment is terminated for any reason prior to the expiration of the employment term, he shall be entitled to payment of (i) any earned but unpaid portion of the Base Salary, (ii) any unpaid Bonus that the Company has been declared to be payable in respect of a fiscal year prior to the year in which the Date of Termination occurs, (iii) any amounts due and payable under the Company’s existing benefits plans, (iv) unreimbursed business expenses, in each case with respect to the period ending on the Date of Termination, and (v) severance payment in cash which is equal to six (6) month of Base Salary at the then current Base Salary rate.

Total compensation charged to operations during the years ended December 31, 2011, 2010, and 2009 related to these employment contracts were $735,000, $675,000, and $135,000, respectively.